EXHIBIT 23

                        CONSENT OF DELOITTE & TOUCHE LLP



                                                                      EXHIBIT 23




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-30589 and Registration Statement No. 333-59781 of FirstSpartan Financial Corp. on Forms S-8 and Registration Statement No. 333-70393 of FirstSpartan Financial Corp. on Form S-3D of our report dated July 19, 2000 (September 5,
2000 as to Note 16), appearing in this Annual Report on Form 10-K of FirstSpartan Financial Corp. for the year ended June 30, 2000.


/s/ DELOITTE & TOUCHE LLP


Greenville, South Carolina
September 26, 2000